UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2022

Date of reporting period:	September 1, 2021 – August 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Focused Equity Fund

Annual report
8 | 31 | 22

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PGIAX

Putnam
Focused Equity
Fund

Annual report
8 | 31 | 22

Message from the Trustees

October 6, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced declines, and U.S. gross domestic product decreased slightly in the first and second quarters. Consumers and businesses have grappled with multidecade-high inflation. In response, the U.S. Federal Reserve has been raising interest rates to contain price pressures, and certain economic indicators have begun to show improvement.

While this challenging environment may test investors’ patience, you can be confident that Putnam portfolio managers are actively working for you. They are assessing risks while researching new and attractive investment opportunities for your fund.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022: Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The Putnam Focused Equity Linked Benchmark represents the performance of the MSCI World Industrials Index (ND) through June 23, 2019, and the performance of the S&P 500 Index thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/22. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Focused Equity Fund

Walter, please describe investing conditions during the reporting period.

For much of the period, stocks were challenged by multiple, converging risks in the macroeconomy. Rising inflation, slowing global growth, supply chain disruptions, and the Russia-Ukraine War weighed on investor sentiment. China’s zero-Covid-19 policy caused periodic lockdowns, further complicating global trade.

Of these concerns, controlling inflation remained a top priority of the U.S. Federal Reserve. In November, the Fed announced it would scale back its asset repurchase program, signaling it would raise interest rates in calendar 2022.

Investors began to weigh the impact of higher interest rates, which aim to curb consumer spending. Growth stocks, largely from the technology sector, faced sell-offs in January 2022. Investors began to favor value-oriented, cyclical stocks, including those in the energy, defense, and health care sectors. Russia’s attack on Ukraine on February 24, 2022, made investors more risk-averse. Sanctions against Russia caused an energy and food crisis in Europe. Global commodity prices soared, stoking inflation.

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Allocations are shown as a percentage of the fund’s net assets as of 8/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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As anticipated, the Fed began raising interest rates in March 2022. The Fed moved interest rates from 0.00%–0.25% at the start of the period to 2.25%–2.50% at period-end. Investors feared that the Fed’s aggressive tactics would tip the economy into a recession. Major stock indexes reported losses for the 12-month reporting period.

How did the fund perform for the reporting period?

Putnam Focused Equity Fund’s class A shares returned –8.42%, outperforming its primary benchmark, the S&P 500 Index, which returned –11.23%.

What were some stocks that helped fund performance during the reporting period?

Our investment in Cenovus Energy, an integrated oil and gas company in Alberta, Canada, was the fund’s top contributor. Cenovus generates stable revenue streams and ample cash flows from its producing oil sands assets. During the period, the company benefited from higher energy prices. In addition to strong organic growth, Cenovus is pursuing strategic acquisitions that can further boost its profit margins, in our view.

Cigna, the U.S. managed health care and insurance company, also was a top performer. The company has made significant strides in offering a full spectrum of health care services. In late 2018, Cigna acquired Express Scripts, an integrated pharmacy benefit manager, which helps payers and patients to reduce drug costs. Since then, Cigna has created a larger suite of pharmacy and medical benefits management solutions, which has become a key driver of the company’s revenue and margin expansion. Additionally, Cigna has started to gain traction in the Medicare Advantage [MA] market. Enrollments in MA, an alternative plan to traditional Medicare, has grown steadily over the past several years. The increasing number of aging Americans, the largest demographic for MA, provides Cigna with an opportunity for long-term growth, in our view.

What were some stocks that detracted from fund performance during the period?

Peloton Interactive, an exercise and media company, was the fund’s top detractor. Peloton is the innovator behind connected, technology-enabled fitness, which combines hardware [exercise equipment] with software [digital classes]. The stock had performed strongly during pandemic stay-at-home orders. However, investors became more cautious when the company overexpanded its manufacturing footprint relative to its sales growth. In February 2022, Peloton appointed a new chief executive officer with experience managing other subscription-based media firms, including Spotify and Netflix. We believe this is a positive step for the company. We continued to own the stock as of period-end.

Charter Communications, a U.S. cable television, internet, telephone, and wireless service provider, also dampened results. An overall decline in cable TV subscribers and a moderate drop in broadband subscriber growth depressed Charter’s stock during the period. Increased competition from smaller, fiber optic players also dampened investor sentiment. On the upside, Charter remained committed to its company share buyback program and reduced its total number of shares outstanding by over 10%. We continue to own Charter and added to our position when the stock price declined during the period.

How did the fund use derivatives during the reporting period?

We used forward currency contracts to help hedge foreign exchange risk.

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As the fund enters a new fiscal year, what is your outlook?

We believe that multiple headwinds, including high inflation, the Russia-Ukraine War, and weakening global growth, are likely to continue to challenge markets, at least in the near term. In recent months, we have seen the Fed take a more hawkish stance to combat inflation. We would expect additional interest-rate hikes from the Fed to contribute to market volatility through year-end calendar 2022. We will continue to monitor other macroeconomic risks and their potential impact on the fund’s individual holdings.

During periods of volatility, we may seek to add to our current positions by taking advantage of price dislocations in the market. As active managers, we are also constantly evaluating new investment opportunities. We have the flexibility to invest outside the benchmark, and across investment styles and sectors. Our analysts engage in bottom-up fundamental research to identify companies that we believe have attractive risk/reward characteristics. The fund’s portfolio represents our strongest convictions and has relatively low turnover. Our goal is to create a concentrated portfolio of individual holdings that we believe can achieve long-term capital appreciation.

Thank you, Walter, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 Focused Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 8/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (12/18/08)
Before sales charge	13.18%	12.76%	9.71%	9.84%	–8.42%
After sales charge	12.69	12.10	8.42	7.69	–13.68
Class B (12/18/08)
Before CDSC	12.70	12.09	8.89	9.01	–9.11
After CDSC	12.70	12.09	8.60	8.16	–13.27
Class C (12/18/08)
Before CDSC	12.69	12.09	8.90	9.03	–9.09
After CDSC	12.69	12.09	8.90	9.03	–9.93
Class R (12/18/08)
Net asset value	12.91	12.49	9.44	9.59	–8.62
Class R6 (5/22/18)
Net asset value	13.52	13.13	10.14	10.30	–8.03
Class Y (12/18/08)
Net asset value	13.46	13.05	9.99	10.11	–8.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

Class B and C share performance reflects conversion to class A shares after eight years.

Focused Equity Fund 7

Comparative annualized index returns For periods ended 8/31/22

	Life of fund	10 years	5 years	3 years	1 year
S&P 500 Index	13.81%	13.08%	11.82%	12.39%	–11.23%
Putnam Focused Equity
Linked Benchmark*	11.51	11.10	9.50	12.39	–11.23

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Focused Equity Linked Benchmark represents the performance of the MSCI World Industrials Index (ND) through June 23, 2019, and the performance of the S&P 500 Index thereafter.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $31,316 and $31,317, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $32,440, $34,328, and $34,082, respectively.

* The Putnam Focused Equity Linked Benchmark represents the performance of the MSCI World Industrials Index (ND) through June 23, 2019, and the performance of the S&P 500 Index thereafter.

8 Focused Equity Fund

Fund price and distribution information For the 12-month period ended 8/31/22

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	$0.010410		$0.010410	$0.010410	$0.010410	$0.010410	$0.010410
Capital gains
Long-term gains	—		—	—	—	—	—
Short-term gains	2.430590		2.430590	2.430590	2.430590	2.430590	2.430590
Total	$2.441000		$2.441000	$2.441000	$2.441000	$2.441000	$2.441000
	Before	After
	sales	sales	Net asset	Net asset	Net asset	Net asset	Net asset
Share value	charge	charge	value	value	value	value	value
8/31/21	$30.72	$32.59	$28.19	$28.24	$30.17	$31.50	$31.32
8/31/22	25.93	27.51	23.43	23.48	25.37	26.76	26.55

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (12/18/08)
Before sales charge	12.23%	11.36%	6.34%	6.40%	–14.45%
After sales charge	11.75	10.70	5.09	4.32	–19.37
Class B (12/18/08)
Before CDSC	11.76	10.69	5.55	5.60	–15.10
After CDSC	11.76	10.69	5.23	4.70	–18.98
Class C (12/18/08)
Before CDSC	11.75	10.69	5.55	5.61	–15.07
After CDSC	11.75	10.69	5.55	5.61	–15.85
Class R (12/18/08)
Net asset value	11.97	11.08	6.08	6.15	–14.66
Class R6 (5/22/18)
Net asset value	12.58	11.71	6.77	6.86	–14.06
Class Y (12/18/08)
Net asset value	12.52	11.63	6.62	6.68	–14.21

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Focused Equity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/21*	1.15%	1.90%	1.90%	1.40%	0.75%	0.90%
Annualized expense ratio for the
six-month period ended 8/31/22†‡	1.15%	1.90%	1.90%	1.40%	0.75%	0.90%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes one-time annualized proxy cost of 0.02%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/22 to 8/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.60	$9.23	$9.23	$6.81	$3.65	$4.38
Ending value (after expenses)	$930.40	$926.80	$927.00	$929.60	$932.40	$931.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

10 Focused Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/22, use the following calculation method. To find the value of your investment on 3/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.85	$9.65	$9.65	$7.12	$3.82	$4.58
Ending value (after expenses)	$1,019.41	$1,015.63	$1,015.63	$1,018.15	$1,021.42	$1,020.67

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Focused Equity Fund 11

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The fund concentrates on a limited number of issuers or sectors and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Focused Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets in the industrials sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Focused Equity Linked Benchmark represents the performance of the MSCI World Industrials Index (ND) through June 23, 2019, and the performance of the S&P 500® Index thereafter.

Focused Equity Fund 13

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

14 Focused Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2022, Putnam employees had approximately $463,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Focused Equity Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Focused Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management and sub-advisory contracts, effective July 1, 2022. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam

Focused Equity Fund 17

Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management and sub-advisory contracts would lower the sub-management and sub-advisory fees paid by Putnam Management to PIL and PAC, respectively.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021.

These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. However, in the case of your fund, the first expense limitation applied during its fiscal year ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least December 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the

18 Focused Equity Fund

Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed

Focused Equity Fund 19

their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the under-performance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2021. Your fund’s class A shares’ return, net of fees and expenses, was positive but trailed the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2021. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s significant underperformance relative to its benchmark over the one-year period ended December 31, 2021 and considered the circumstances that may have contributed to this disappointing performance. The Trustees noted Putnam Management’s observation that stock selection primarily detracted from the fund’s performance during the period relative to the benchmark, which had strong absolute performance. The Trustees considered that sector allocation, including an underweight to the information technology sector and an overweight to the consumer discretionary sector, also detracted from the fund’s performance. In addition, the Trustees considered that certain of the fund’s factor exposures, including positive exposure to volatility and underweight exposure to profitability, slightly detracted from its performance.

The Trustees considered Putnam Management’s observation that a number of the investment strategies that had detracted from the fund’s performance in 2021 had begun to recover as of March 31, 2022 and that the fund had outperformed its benchmark year to date, as of March 31, 2022. The Trustees also considered that one portfolio manager had been replaced in April 2021. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that

20 Focused Equity Fund

Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Focused Equity Fund 21

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Focused Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Focused Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Focused Equity Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statement of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the three years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2019 and the financial highlights for each of the periods ended on or prior to August 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 9, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 6, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Focused Equity Fund 23

The fund’s portfolio 8/31/22

COMMON STOCKS (95.9%)*	Shares	Value
Aerospace and defense (2.6%)
Raytheon Technologies Corp.	174,400	$15,652,400
		15,652,400
Airlines (1.6%)
Ryanair Holdings PLC ADR (Ireland) †	134,600	9,786,766
		9,786,766
Banks (3.3%)
Citigroup, Inc.	287,820	14,048,494
Silvergate Capital Corp. Class A † S	67,300	6,132,376
		20,180,870
Beverages (2.8%)
Constellation Brands, Inc. Class A	70,640	17,380,972
		17,380,972
Biotechnology (0.8%)
Ascendis Pharma A/S ADR (Denmark) † S	51,591	4,621,006
		4,621,006
Building products (2.2%)
Johnson Controls International PLC	253,100	13,702,834
		13,702,834
Capital markets (1.5%)
Charles Schwab Corp. (The)	130,400	9,251,880
		9,251,880
Chemicals (1.6%)
Corteva, Inc.	161,300	9,908,659
		9,908,659
Diversified financial services (2.5%)
Apollo Global Management, Inc.	279,800	15,551,284
		15,551,284
Electronic equipment, instruments, and components (1.5%)
Vontier Corp.	417,200	9,145,024
		9,145,024
Equity real estate investment trusts (REITs) (1.5%)
Vornado Realty Trust S	359,166	9,417,333
		9,417,333
Food and staples retailing (2.3%)
Walmart, Inc.	105,800	14,023,790
		14,023,790
Health-care providers and services (3.8%)
Cigna Corp.	82,000	23,242,900
		23,242,900
Hotels, restaurants, and leisure (2.4%)
Hilton Worldwide Holdings, Inc.	116,014	14,775,543
		14,775,543
Insurance (5.2%)
AIA Group, Ltd. (Hong Kong)	1,648,400	15,896,685
Assured Guaranty, Ltd.	145,193	7,415,007
AXA SA (France)	368,515	8,696,785
		32,008,477

24 Focused Equity Fund

COMMON STOCKS (95.9%)* cont.	Shares	Value
Interactive media and services (3.9%)
Alphabet, Inc. Class A †	218,000	$23,591,960
		23,591,960
Internet and direct marketing retail (6.9%)
Amazon.com, Inc. †	334,900	42,455,273
		42,455,273
IT Services (2.0%)
Fidelity National Information Services, Inc.	131,342	12,000,719
		12,000,719
Leisure products (0.5%)
Peloton Interactive, Inc. Class A † S	303,500	3,092,665
		3,092,665
Life sciences tools and services (3.2%)
Danaher Corp.	71,400	19,271,574
		19,271,574
Machinery (2.0%)
Otis Worldwide Corp.	168,937	12,200,630
		12,200,630
Media (2.9%)
Charter Communications, Inc. Class A †	42,213	17,418,350
		17,418,350
Oil, gas, and consumable fuels (9.6%)
Cenovus Energy, Inc. (Canada)	791,956	14,858,032
Enterprise Products Partners LP	592,912	15,605,444
Exxon Mobil Corp.	291,800	27,893,162
		58,356,638
Pharmaceuticals (2.4%)
AstraZeneca PLC ADR (United Kingdom)	235,900	14,715,442
		14,715,442
Road and rail (3.0%)
Union Pacific Corp.	81,748	18,353,243
		18,353,243
Semiconductors and semiconductor equipment (2.0%)
Applied Materials, Inc.	129,200	12,153,844
		12,153,844
Software (11.2%)
Intuit, Inc.	35,000	15,112,300
Microsoft Corp.	202,798	53,025,593
		68,137,893
Specialty retail (3.3%)
Home Depot, Inc. (The)	69,834	20,141,522
		20,141,522
Technology hardware, storage, and peripherals (7.4%)
Apple, Inc.	286,800	45,090,695
		45,090,695
Total common stocks (cost $534,744,972)		$585,630,186

Focused Equity Fund 25

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes
1.75%, 11/15/29 [i]	$262,000	$239,209
1.75%, 1/31/23 [i]	252,000	250,843
0.25%, 5/31/25 [i]	243,000	222,586
Total U.S. treasury obligations (cost $712,638)		$712,638

SHORT-TERM INVESTMENTS (6.1%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 2.47% [d]	Shares	12,319,627	$12,319,627
Putnam Short Term Investment Fund Class P 2.33% L	Shares	22,326,272	22,326,272
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.25% P	Shares	2,300,000	2,300,000
U.S. Treasury Bills 2.142%, 9/6/22 ∆		$200,000	199,944
Total short-term investments (cost $37,145,840)			$37,145,843

TOTAL INVESTMENTS
Total investments (cost $572,603,450)	$623,488,667

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2021 through August 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $610,869,021.
†	This security is non-income-producing.
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $29,988 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

26 Focused Equity Fund

FORWARD CURRENCY CONTRACTS at 8/31/22 (aggregate face value $79,567,734)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A.
	Danish Krone	Sell	9/21/22	$4,936,785	$5,286,169	$349,384
	Euro	Sell	9/21/22	15,715,362	16,883,286	1,167,924
	Hong Kong Dollar	Sell	11/16/22	2,407,389	2,408,537	1,148
Goldman Sachs International
	British Pound	Sell	9/21/22	2,700,289	2,921,578	221,289
HSBC Bank USA, National Association
	Hong Kong Dollar	Sell	11/16/22	14,784,212	14,792,212	8,000
JPMorgan Chase Bank N.A.
	Hong Kong Dollar	Buy	11/16/22	1,856,414	1,857,181	(767)
Morgan Stanley & Co. International PLC
	British Pound	Sell	9/21/22	2,815,455	2,938,108	122,653
	Euro	Sell	9/21/22	5,050,932	5,311,400	260,468
State Street Bank and Trust Co.
	British Pound	Sell	9/21/22	8,352,931	9,037,246	684,315
	Canadian Dollar	Sell	10/19/22	1,478,820	1,524,595	45,775
Toronto-Dominion Bank
	Euro	Buy	9/21/22	986,883	1,022,075	(35,192)
UBS AG
	Canadian Dollar	Sell	10/19/22	12,895,447	13,080,900	185,453
WestPac Banking Corp.
	British Pound	Sell	9/21/22	851,830	921,671	69,841
	Euro	Buy	9/21/22	1,557,298	1,582,776	(25,478)
Unrealized appreciation						3,116,250
Unrealized (depreciation)						(61,437)
Total						$3,054,813
* The exchange currency for all contracts listed is the United States Dollar.

Focused Equity Fund 27

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$41,010,310	$—	$—
Consumer discretionary	80,465,003	—	—
Consumer staples	31,404,762	—	—
Energy	58,356,638	—	—
Financials	52,399,041	24,593,470	—
Health care	61,850,922	—	—
Industrials	69,695,873	—	—
Information technology	146,528,175	—	—
Materials	9,908,659	—	—
Real estate	9,417,333	—	—
Total common stocks	561,036,716	24,593,470	—
U.S. treasury obligations	—	712,638	—
Short-term investments	2,300,000	34,845,843	—
Totals by level	$563,336,716	$60,151,951	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$3,054,813	$—
Totals by level	$—	$3,054,813	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

28 Focused Equity Fund

Statement of assets and liabilities 8/31/22

ASSETS
Investment in securities, at value, including $12,313,568 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $537,957,551)	$588,842,768
Affiliated issuers (identified cost $34,645,899) (Notes 1 and 5)	34,645,899
Foreign currency (cost $28) (Note 1)	27
Dividends, interest and other receivables	1,036,332
Foreign tax reclaim	104,271
Receivable for shares of the fund sold	105,617
Unrealized appreciation on forward currency contracts (Note 1)	3,116,250
Prepaid assets	32,699
Total assets	627,883,863

LIABILITIES
Payable to custodian	5,699
Payable for shares of the fund repurchased	425,720
Payable for compensation of Manager (Note 2)	336,400
Payable for custodian fees (Note 2)	11,368
Payable for investor servicing fees (Note 2)	209,020
Payable for Trustee compensation and expenses (Note 2)	234,527
Payable for administrative services (Note 2)	2,474
Payable for distribution fees (Note 2)	239,358
Unrealized depreciation on forward currency contracts (Note 1)	61,437
Collateral on securities loaned, at value (Note 1)	12,319,627
Collateral on certain derivative contracts, at value (Notes 1 and 8)	3,012,638
Other accrued expenses	156,574
Total liabilities	17,014,842

Net assets	$610,869,021

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$660,170,299
Total distributable earnings (Note 1)	(49,301,278)
Total — Representing net assets applicable to capital shares outstanding	$610,869,021

(Continued on next page)

Focused Equity Fund 29

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($411,468,574 divided by 15,868,025 shares)	$25.93
Offering price per class A share (100/94.25 of $25.93)*	$27.51
Net asset value and offering price per class B share ($9,967,821 divided by 425,367 shares)**	$23.43
Net asset value and offering price per class C share ($51,467,786 divided by 2,192,098 shares)**	$23.48
Net asset value, offering price and redemption price per class R share
($7,174,337 divided by 282,844 shares)†	$25.37
Net asset value, offering price and redemption price per class R6 share
($17,414,848 divided by 650,867 shares)	$26.76
Net asset value, offering price and redemption price per class Y share
($113,375,655 divided by 4,270,243 shares)	$26.55

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

30 Focused Equity Fund

Statement of operations Year ended 8/31/22

INVESTMENT INCOME
Dividends (net of foreign tax of $131,335)	$11,516,590
Interest (including interest income of $101,212 from investments in affiliated issuers) (Note 5)	102,116
Securities lending (net of expenses) (Notes 1 and 5)	214,013
Total investment income	11,832,719

EXPENSES
Compensation of Manager (Note 2)	4,204,152
Investor servicing fees (Note 2)	1,334,762
Custodian fees (Note 2)	26,960
Trustee compensation and expenses (Note 2)	26,643
Distribution fees (Note 2)	2,068,440
Administrative services (Note 2)	19,286
Other	425,853
Total expenses	8,106,096
Expense reduction (Note 2)	(549)
Net expenses	8,105,547

Net investment income	3,727,172

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	36,949,860
Securities from affiliated issuers (Notes 1, 3 and 5)	(7,852,444)
Foreign currency transactions (Note 1)	(2,027)
Forward currency contracts (Note 1)	7,141,281
Written options (Note 1)	8,251
Total net realized gain	36,244,921
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(103,895,289)
Securities from affiliated issuers (Note 5)	4,681,284
Assets and liabilities in foreign currencies	(16,368)
Forward currency contracts	1,384,514
Total change in net unrealized depreciation	(97,845,859)

Net loss on investments	(61,600,938)

Net decrease in net assets resulting from operations	$(57,873,766)

The accompanying notes are an integral part of these financial statements.

Focused Equity Fund 31

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/22	Year ended 8/31/21
Operations
Net investment income	$3,727,172	$2,119,991
Net realized gain on investments
and foreign currency transactions	36,244,921	3,693,405
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(97,845,859)	169,684,191
Net increase (decrease) in net assets resulting
from operations	(57,873,766)	175,497,587
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(155,026)	—
Class B	(6,445)	—
Class C	(34,523)	—
Class R	(2,758)	—
Class R6	(6,632)	—
Class Y	(42,801)	—
Net realized short-term gain on investments
Class A	(36,196,852)	—
Class B	(1,504,913)	—
Class C	(8,060,798)	—
Class R	(644,073)	—
Class R6	(1,548,547)	—
Class Y	(9,993,645)	—
Decrease from capital share transactions (Note 4)	(23,425,802)	(180,916,401)
Total decrease in net assets	(139,496,581)	(5,418,814)

NET ASSETS
Beginning of year	750,365,602	755,784,416
End of year	$610,869,021	$750,365,602

The accompanying notes are an integral part of these financial statements.

32 Focused Equity Fund

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Focused Equity Fund 33

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from		From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
August 31, 2022	$30.72	.17	(2.52)	(2.35)	(.01)	(2.43)	(2.44)	$25.93	(8.42)	$411,469	1.14[d]	.60	19
August 31, 2021	24.12	.11	6.49	6.60	—	—	—	30.72	27.36	456,675	1.15[e,f]	.41[e]	77
August 31, 2020	21.69	.05	2.87	2.92	—	(.49)	(.49)	24.12	13.62	390,813	1.32[e]	.22[e]	294
August 31, 2019	22.88	.15	.16	.31	—	(1.50)	(1.50)	21.69	3.09	116,776	1.28[e]	.68[e]	229
August 31, 2018	20.50	.12	3.21	3.33	(.12)	(.83)	(.95)	22.88	16.36	48,411	1.24	.54	293
Class B
August 31, 2022	$28.19	(.05)	(2.27)	(2.32)	(.01)	(2.43)	(2.44)	$23.43	(9.11)	$9,968	1.89[d]	(.21)	19
August 31, 2021	22.31	(.10)	5.98	5.88	—	—	—	28.19	26.36	20,123	1.90[e,f]	(.38) [e]	77
August 31, 2020	20.24	(.11)	2.67	2.56	—	(.49)	(.49)	22.31	12.80	26,938	2.07[e]	(.55) [e]	294
August 31, 2019	21.63	(.04)	.15	.11	—	(1.50)	(1.50)	20.24	2.30	6,152	2.03[e]	(.21) [e]	229
August 31, 2018	19.46	(.05)	3.05	3.00	—	(.83)	(.83)	21.63	15.52	4,332	1.99	(.24)	293
Class C
August 31, 2022	$28.24	(.06)	(2.26)	(2.32)	(.01)	(2.43)	(2.44)	$23.48	(9.09)	$51,468	1.89[d]	(.22)	19
August 31, 2021	22.34	(.10)	6.00	5.90	—	—	—	28.24	26.41	110,048	1.90[e,f]	(.39) [e]	77
August 31, 2020	20.27	(.14)	2.70	2.56	—	(.49)	(.49)	22.34	12.78	158,407	2.07[e]	(.68) [e]	294
August 31, 2019	21.66	(.04)	.15	.11	—	(1.50)	(1.50)	20.27	2.29	15,011	2.03[e]	(.22) [e]	229
August 31, 2018	19.49	(.04)	3.04	3.00	—	(.83)	(.83)	21.66	15.50	12,430	1.99	(.21)	293
Class R
August 31, 2022	$30.17	.10	(2.46)	(2.36)	(.01)	(2.43)	(2.44)	$25.37	(8.62)	$7,174	1.39[d]	.35	19
August 31, 2021	23.75	.04	6.38	6.42	—	—	—	30.17	27.03	8,030	1.40[e,f]	.14[e]	77
August 31, 2020	21.41	—[g]	2.83	2.83	—	(.49)	(.49)	23.75	13.37	8,363	1.57[e]	—[e,h]	294
August 31, 2019	22.67	.16	.08	.24	—	(1.50)	(1.50)	21.41	2.79	5,904	1.53[e]	.74[e]	229
August 31, 2018	20.34	.07	3.17	3.24	(.08)	(.83)	(.91)	22.67	16.05	365	1.49	.30	293
Class R6
August 31, 2022	$31.50	.29	(2.59)	(2.30)	(.01)	(2.43)	(2.44)	$26.76	(8.03)	$17,415	.74[d]	1.00	19
August 31, 2021	24.64	.22	6.64	6.86	—	—	—	31.50	27.84	20,768	.75[e,f]	.80[e]	77
August 31, 2020	22.05	.15	2.93	3.08	—	(.49)	(.49)	24.64	14.13	18,333	.87[e]	.69[e]	294
August 31, 2019	23.14	.23	.18	.41	—	(1.50)	(1.50)	22.05	3.51	6,378	.87[e]	1.07[e]	229
August 31, 2018 †	23.42	.03	(.31)	(.28)	—	—	—	23.14	(1.20)*	2,334	.24*	.15*	293
Class Y
August 31, 2022	$31.32	.24	(2.57)	(2.33)	(.01)	(2.43)	(2.44)	$26.55	(8.18)	$113,376	.89[d]	.85	19
August 31, 2021	24.53	.17	6.62	6.79	—	—	—	31.32	27.68	134,722	.90[e,f]	.64[e]	77
August 31, 2020	22.00	.10	2.92	3.02	—	(.49)	(.49)	24.53	13.88	152,930	1.07[e]	.43[e]	294
August 31, 2019	23.13	.16	.21	.37	—	(1.50)	(1.50)	22.00	3.33	30,518	1.03[e]	.75[e]	229
August 31, 2018	20.70	.18	3.24	3.42	(.16)	(.83)	(.99)	23.13	16.66	38,562.99		.79	293

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Focused Equity Fund	Focused Equity Fund 35

Financial highlights cont.

Before June 24, 2019, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current strategy from that shown for periods before this date.

*Not annualized.

†For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time proxy cost of 0.01%.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2021	0.01%
August 31, 2020	0.20
August 31, 2019	0.32

f Includes one-time merger costs which amounted to less than 0.01% as a percentage of average net assets.

g Amount represents less than $0.01 per share.

h Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

36 Focused Equity Fund

Notes to financial statements 8/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2021 through August 31, 2022.

Putnam Focused Equity Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of large and midsize companies that Putnam Management believes have favorable investment potential. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to concentrate its investments in a limited number of issuers.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred charges	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

Focused Equity Fund 37

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

38 Focused Equity Fund

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio and to enhance the return on a security owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was

Focused Equity Fund 39

opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $35,959 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $29,988 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $12,319,627 and the value of securities loaned amounted to $12,313,568.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

40 Focused Equity Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$60,260,665	$76,346,873	$136,607,538

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from a redesignation of taxable distributions and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,175,626 to increase undistributed net investment income, $393,226 to decrease paid-in capital and $6,782,400 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$105,136,042
Unrealized depreciation	(54,089,812)
Net unrealized appreciation	51,046,230
Undistributed ordinary income	12,246,773
Capital loss carryforward	(136,607,538)
Undistributed long-term gains	24,030,272
Cost for federal income tax purposes	$575,497,250

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Focused Equity Fund 41

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.614% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% (prior to July 1, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$882,877	Class R6	9,704
Class B	29,125	Class Y	243,713
Class C	154,101	Total	$1,334,762
Class R	15,242

42 Focused Equity Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $549 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $494, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,107,075
Class B	1.00%	1.00%	146,657
Class C	1.00%	1.00%	776,469
Class R	1.00%	0.50%	38,239
Total			$2,068,440

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,040 from the sale of class A shares and received $270 and $477 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $74 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$123,520,927	$199,811,870
U.S. government securities (Long-term)	—	—
Total	$123,520,927	$199,811,870

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Focused Equity Fund 43

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 8/31/22		YEAR ENDED 8/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	2,090,368	$59,545,861	2,307,085	$63,290,775
Shares issued in connection with
reinvestment of distributions	1,204,969	34,606,720	—	—
	3,295,337	94,152,581	2,307,085	63,290,775
Shares repurchased	(2,293,110)	(64,947,918)	(3,643,050)	(96,573,394)
Net increase (decrease)	1,002,227	$29,204,663	(1,335,965)	$(33,282,619)

	YEAR ENDED 8/31/22		YEAR ENDED 8/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	1,947	$49,861	3,559	$90,418
Shares issued in connection with
reinvestment of distributions	54,915	1,433,289	—	—
	56,862	1,483,150	3,559	90,418
Shares repurchased	(345,287)	(8,932,591)	(497,489)	(12,250,806)
Net decrease	(288,425)	$(7,449,441)	(493,930)	$(12,160,388)

	YEAR ENDED 8/31/22		YEAR ENDED 8/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	95,630	$2,477,556	112,964	$2,805,306
Shares issued in connection with
reinvestment of distributions	308,392	8,064,446	—	—
	404,022	10,542,002	112,964	2,805,306
Shares repurchased	(2,108,752)	(54,861,871)	(3,305,772)	(82,240,437)
Net decrease	(1,704,730)	$(44,319,869)	(3,192,808)	$(79,435,131)

44 Focused Equity Fund

	YEAR ENDED 8/31/22		YEAR ENDED 8/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	62,931	$1,712,631	49,159	$1,308,987
Shares issued in connection with
reinvestment of distributions	22,168	624,018	—	—
	85,099	2,336,649	49,159	1,308,987
Shares repurchased	(68,389)	(1,869,546)	(135,146)	(3,541,479)
Net increase (decrease)	16,710	$467,103	(85,987)	$(2,232,492)

	YEAR ENDED 8/31/22		YEAR ENDED 8/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	44,698	$1,284,469	107,378	$3,038,523
Shares issued in connection with
reinvestment of distributions	52,629	1,555,179	—	—
	97,327	2,839,648	107,378	3,038,523
Shares repurchased	(105,706)	(3,051,182)	(192,244)	(5,232,222)
Net decrease	(8,379)	$(211,534)	(84,866)	$(2,193,699)

	YEAR ENDED 8/31/22		YEAR ENDED 8/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	715,307	$20,402,028	521,643	$13,940,147
Shares issued in connection with
reinvestment of distributions	334,109	9,806,102	—	—
	1,049,416	30,208,130	521,643	13,940,147
Shares repurchased	(1,080,248)	(31,324,854)	(2,453,709)	(65,552,219)
Net decrease	(30,832)	$(1,116,724)	(1,932,066)	$(51,612,072)

Focused Equity Fund 45

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

							Change in
							unrealized	Shares
	Fair value as			Investment	Capital gain	Realized gain	appreciation	outstanding as	Fair value as
Name of affiliate	of 8/31/21	Purchase cost	Sale proceeds	income	distributions	(loss)	(depreciation)	of 8/31/2022	of 8/31/22
Short-term investments
Putnam Cash Collateral Pool, LLC*	$50,464,390	$277,243,219	$315,387,982	$170,706	$—	$—	$—	12,319,627	$12,319,627
Putnam Short Term Investment Fund**	14,083,327	129,157,733	120,914,788	101,212	—	—	—	22,326,272	22,326,272
Total Short-term investments	64,547,717	406,400,952	436,302,770	271,918	—	—	—		34,645,899
Common stocks†
Real estate
Altisource Asset Management Corp. (Virgin Islands)	7,329,935	—	4,158,775	—	—	(7,852,444)	4,681,284	—	—
Total Common stocks	7,329,935	—	4,158,775	—	—	(7,852,444)	4,681,284		—
Totals	$71,877,652	$406,400,952	$440,461,545	$271,918	$—	$(7,852,444)	$4,681,284		$34,645,899

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

† Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

46 Focused Equity Fund	Focused Equity Fund 47

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Written equity option contracts (contract amount)	$—*
Forward currency contracts (contract amount)	$141,800,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$3,116,250	Payables	$61,437
Total		$3,116,250		$61,437

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted		Forward
for as hedging instruments		currency
under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$7,141,281	$7,141,281
Equity contracts	8,251	—	$8,251
Total	$8,251	$7,141,281	$7,149,532

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$1,384,514	$1,384,514
Total	$1,384,514	$1,384,514

48 Focused Equity Fund

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Focused Equity Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	Morgan Stanley & Co. International PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$1,518,456	$221,289	$8,000	$—	$383,121	$730,090	$—	$185,453	$69,841	$3,116,250
Total Assets	$1,518,456	$221,289	$8,000	$—	$383,121	$730,090	$—	$185,453	$69,841	$3,116,250
Liabilities:
Forward currency contracts#	—	—	—	767	—	—	35,192	—	25,478	61,437
Total Liabilities	$—	$—	$—	$767	$—	$—	$35,192	$—	$25,478	$61,437
Total Financial and Derivative
Net Assets	$1,518,456	$221,289	$8,000	$(767)	$383,121	$730,090	$(35,192)	$185,453	$44,363	$3,054,813
Total collateral received (pledged)†##	$1,518,456	$130,000	$—	$—	$340,000	$712,638	$—	$120,012	$—
Net amount	$—	$91,289	$8,000	$(767)	$43,121	$17,452	$(35,192)	$65,441	$44,363
Controlled collateral received (including
TBA commitments)**	$1,680,000	$130,000	$—	$—	$340,000	$712,638	$—	$150,000	$—	$3,012,638
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$(29,988)	$—	$(29,988)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

50 Focused Equity Fund	Focused Equity Fund 51

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $26,433,299 as a capital gain dividend with respect to the taxable year ended August 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 58.22% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 67.58%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates no monies of distributions paid as qualifying to be taxed as interest-related dividends, and $58,197,013 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

52 Focused Equity Fund

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	3,583,882,479	32,417,735
Barbara M. Baumann	3,584,377,892	31,922,322
Katinka Domotorffy	3,584,956,517	31,343,697
Catharine Bond Hill	3,586,682,827	29,617,387
Kenneth R. Leibler	3,569,431,371	46,868,843
Jennifer Williams Murphy	3,581,263,937	35,036,277
Marie Pillai	3,578,125,932	38,174,282
George Putnam, III	3,576,315,198	39,985,016
Robert L. Reynolds	3,579,411,077	36,889,137
Manoj P. Singh	3,582,573,738	33,726,476
Mona K. Sutphen	3,588,302,923	27,997,291

All tabulations are rounded to the nearest whole number.

Focused Equity Fund 53

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018
Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022
Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022
Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

54 Focused Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2022, there were 100 funds in the Putnam fund complex, including 96 Putnam Funds and four funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Focused Equity Fund 55

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

56 Focused Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
Independent Registered	Vice President, Treasurer,	Vice President and
Public Accounting Firm	and Clerk	Chief Legal Officer
PricewaterhouseCoopers LLP
	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Focused Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2022	$59,712	$ —	$16,713	$ —
August 31, 2021	$65,848	$ —	$15,620	$ —

For the fiscal years ended August 31, 2022 and August 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $314,996 and $280,519 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2022	$ —	$298,283	$ —	$ —
August 31, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 28, 2022